UBS: 36th Annual Global Media and Communications Conference

IPG
Interpublic Group

December 9, 2008

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a weakening economy could adversely affect our clients' need for advertising and marketing services, or even their solvency, and as such, could have a negative impact on our business;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

Overview

- Over the past three years, significant achievement resulting in a stronger company
- Well-positioned for a more challenging environment
- Strategically, well-positioned for long-term value creation

- Over the past three years, significant achievement resulting in a stronger company
- Well-positioned for a more challenging environment
- Strategically, company is well-positioned for long-term value creation

Turnaround Progress

2005-06

- New senior management team at IPG
- Stabilized agency leadership and began to recruit new talent
- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices

Turnaround Progress

2005-06

- New senior management team at IPG
- Stabilized agency leadership and began to recruit new talent
- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices

2006-08

- Successful in recruiting new management across operating units
- Key strategic moves:
  - **Draftfcb** merger; refocused **Lowe**; aligned **media** model
  - Investment in high-growth disciplines (**digital**) and geographies (**Brazil**, **India**)
- With new financial controls in place, IPG SOX-compliant 12/31/07
- Dramatically improved financial performance
  - Restored organic growth trajectory
  - Positive trend for operating margin

Strong Organic Revenue Trend



Organic Revenue Growth - LTM
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%

A reconciliation to revenue is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

IPG

Continued New Business Momentum

MillerCoors
Snapple
Kodak
Cadbury Schweppes
OUTBACK STEAKHOUSE
Johnson & Johnson
中国移动通信 CHINA MOBILE
Dr Pepper
United States Census 2010
PW
PlayStation
Jergens
SPORTS AUTHORITY
BECK'S
Signal
Wall's
Knorr
Electrolux

Organic Revenue Growth vs Peers



2005
2006
2007
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
7.3%
6.8%
5.5%
-0.7%
IPG
OMC
PUB
WPP

Organic Revenue Growth vs Peers


2005
2006
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
7.3%
6.8%
5.5%
-0.7%
7.6%
5.6%
5.4%
1.0%
IPG
OMC
PUB
WPP
IPG
OMC
PUB
WPP

Organic Revenue Growth vs Peers


2005
2006
2007
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-0.7%
7.3%
6.8%
5.5%
1.0%
7.6%
5.6%
5.4%
3.8%
7.1%
3.1%
5.0%
IPG OMC PUB WPP
IPG OMC PUB WPP
IPG OMC PUB WPP

Organic Revenue Growth vs Peers



2005
2006
2007
9 mos. 2008
8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
-0.7%
7.3%
6.8%
5.5%
1.0%
7.6%
5.6%
5.4%
3.8%
7.1%
3.1%
5.0%
6.4%
5.0%
4.9%
3.8%
IPG OMC PUB WPP
IPG OMC PUB WPP
IPG OMC PUB WPP
IPG OMC PUB WPP

Significantly Improved Profitability…



Adjusted Operating Margin - LTM
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08

IPG excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges. Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

…but Opportunity Remains


Operating Margin vs. Peers
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
8.1%
13.1%
13.7%
16.0%
IPG
LTM 9/30/08
OMC
WPP
PUB
FY 2007

Note: IPG and OMC report under U.S. GAAP; WPP and Publicis report under International Financial Reporting Standards (IFRS). IPG excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges. Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website,

- 2006-2008: three years of significant achievement resulting in a much stronger company
- **Well-positioned for a more challenging environment**
- Strategically, company is well-positioned for long-term value creation

Diversified Revenue Base

By Geography


"Rest of World"
17%
W. Europe
25%
N. America
58%

"Rest of World" includes AsiaPac, LatAm, E. Europe, Middle East and Africa

By Industry Sector


Other
12%
Financial Services
7%
Health/Personal Care
19%
Packaged Goods
8%
Food & Beverage
14%
Tech & Telecom
26%
Auto & Transportation
14%

Top 100 clients

(percent of 2007 revenue)

Strong Financial Resources

- $1.7 billion cash & short-term investments (9/30/08)
- $2.1 billion total debt (9/30/08)
- Debt maturities well-distributed
- Do not rely on short-term financing
- $335 million three-year revolving credit facility through July '11
- $750 million ELF credit facility through June '09

Cost Opportunities

- Controls on hiring and salaries
- Continue to address legacy inefficiencies – productivity is key
  - Enhanced financial tools and insight
  - Improved management and finance talent
- Focus on flexible cost structure
  - Temporary labor
  - Incentive compensation
- Specific agency opportunities within IPG turnaround

- 2006-2008: three years of significant achievement resulting in a much stronger company
- Well-positioned for a more challenging environment
- **Strategically, company is well-positioned for long-term value creation**

World Class Clients

L'ORÉAL
verizon
hp
Pfizer
NOKIA
ups
SC Johnson
A FAMILY COMPANY
SONY
Unilever
Microsoft
GM
WAL★MART
Coca-Cola
Johnson & Johnson
MasterCard
U.S. ARMY
NOVARTIS
intel
Nestlé
gsk
GlaxoSmithKline

Full Range of World Class Brands

DRAFTFCB
AREA 23
LOWE HEALTHCARE
mediabrands
HILL HOLLIDAY
McCANN ERICKSON
initiative
R/GA
MRM WORLDWIDE
octagon
WAHLSTROM
Campbell Mithun
HackerGroup
HUGE
momentum
Deutsch
JACK MORTON
MULLEN
reprisemedia
BNC
MARKETEL
PMK HBH
abecé
IPG EMERGING MEDIA LAB
AVRETT FREE GINSBERG
iw group, inc.
MAGNA
UniversalMcCANN
CASSIDY & ASSOCIATES
WEBER SHANDWICK
FutureBrand
AXIS
MWWGroup
NSA
GOTHAM
frank
ROGERS & COWAN
ensible
DeVries
KALEIDOSCOPE
TMA
GolinHarris
Current
REGAN CAMPBELL WARD
trans·là·tion
FITZGERALD+CO
BERENTER GREENHOUSE & WEBSTER
innovations
segal
TEN
MAP
THE MARTIN AGENCY
CAMPBELL-EWALD

Our Major Operating Groups

McCann Worldgroup	Premier network for integrated, global campaigns
Draftfcb	Modern global agency model combines accountability with creativity under single P&L
Lowe Worldwide	High-value ideas in high-growth markets
Mediabrands	Two global media networks and a spectrum of specialist media companies
CMG	Best-in-class marketing services providers
US Independents	Exceptional fully integrated domestic agencies

Positioned for Evolving Market Demand

DIGITAL	Digital expertise across the organization and within all disciplines
ACCOUNTABILITY	Demonstrating effectiveness in all marketing programs
INTEGRATION	Talent base that delivers collaborative marketing solutions

UBS: 36th Annual Global Media and Communications Conference

Interpublic Group

December 9, 2008

APPENDIX

Interpublic Group

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / Divestitures	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5

Reconciliation of Non-GAAP Measure

$ in millions / Twelve Month Period Ended:	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008
Revenue	6,274.3	6,273.1	6,185.3	6,209.4	6,190.8	6,222.9	6,342.7	6,448.8	6,554.2	6,680.3	6,863.3	7,043.4
Salaries & Related Expenses	3,999.1	3,974.7	3,966.1	3,964.0	3,944.1	3,982.2	4,049.8	4,120.8	4,139.2	4,215.2	4,308.7	4,367.5
Office & General Expenses	2,288.1	2,294.5	2,255.7	2,143.2	2,079.0	2,038.6	2,036.6	2,039.5	2,044.8	2,024.7	2,049.9	2,107.3
Restructuring & Reorganization Charges (Reversals)	(7.3)	-	8.2	14.3	34.5	33.5	22.0	21.0	25.9	29.7	39.1	37.7
Long-lived Asset Impairment	98.6	98.6	98.6	92.1	27.2	27.2	27.2	27.2	-	-	-	-
Total Operating Expenses	6,378.5	6,367.8	6,328.6	6,213.6	6,084.8	6,081.5	6,132.6	6,208.5	6,209.9	6,296.6	6,397.7	6,512.5
Operating (Loss) Income	(104.2)	(94.7)	(133.3)	(4.2)	106.0	141.4	210.1	240.3	344.3	410.7	465.7	530.9
less: Restructuring & Reorganization Charges (Reversals)	(7.3)	-	8.2	14.3	34.5	33.5	22.0	21.0	25.9	29.7	39.1	37.7
less: Long-lived Asset Impairment	98.6	98.6	98.6	92.1	27.2	27.2	27.2	27.2	-	-	-	-
Operating Income (Loss) excluding restructuring & reorganization charges (reversal) and long-lived asset impairment	(12.9)	3.9	(26.5)	102.2	167.7	202.1	259.3	288.5	370.2	440.4	504.8	568.6
Operating Income (Loss) excluding restructuring & reorganization charges (reversals) and long-lived asset impairment as a percent to revenue	-0.21%	0.06%	-0.43%	1.65%	2.71%	3.25%	4.08%	4.47%	5.65%	6.59%	7.35%	8.07%